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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 May 14, 1997
                                ---------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                                   TOPRO, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


      Colorado                        0-19167                 84-1042227
---------------------------------   ------------            -----------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation or organization)      File No.)               I.D. Number

2525 West Evans Avenue, Denver, Colorado                        80219
-----------------------------------------                    -----------
(Address of principal executive offices)                      (zip code)


                                   (303) 935-1221
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

   After market close on May 14, 1997 the Company announced results of operations for the quarter and nine month period ended March 31, 1997. The Company's Press Release dated May 14, 1997, which is filed as Exhibit 20.1 hereto, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Not applicable

    (b)  Not applicable

    (c)  Exhibits. The following exhibit is filed with this Report:

         20.1  Press Release dated May 14, 1997



                                 SIGNATURES

   Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Topro, Inc.

Date:  May 14, 1997           By:  /s/ John Jenkins
                                   -----------------------------
                                   John Jenkins
                                   President and CEO